Prospectus Supplement

John Hancock Funds II

Supplement dated July 12, 2018 to the current prospectus (the prospectus), as may be supplemented

Alternative Asset Allocation Fund

Income Allocation Fund (the funds)

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (JHAM US) has announced that Robert Boyda will be retiring from the firm in the first quarter of 2019. Accordingly, effective immediately, all references to Mr. Boyda are removed from the prospectus. Mr. Boyda will continue to consult with the funds’ portfolio management team in an advisory capacity until his retirement.

Nathan Thooft, CFA and Christopher Walsh, CFA will continue to serve as portfolio managers of the funds and are jointly and primarily responsible for the day-to-day management of the funds’ portfolios.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated July 12, 2018 to the current Statement of Additional Information (the SAI)

Alternative Asset Allocation Fund

Income Allocation Fund (the funds)

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (JHAM US) has announced that Robert Boyda will be retiring from the firm in the first quarter of 2019. Accordingly, effective immediately, all references to Mr. Boyda are removed from the SAI. Mr. Boyda will continue to consult with the funds’ portfolio management team in an advisory capacity until his retirement.

Nathan Thooft, CFA and Christopher Walsh, CFA will continue to serve as portfolio managers of the funds and are jointly and primarily responsible for the day-to-day management of the funds’ portfolios.

You should read this Supplement in conjunction with the SAI and retain it for future reference.